Exhibit 32.2



                    Certification of Chief Financial Officer

In connection with the Quarterly Report of Secured Data Inc. (the "Company") on Form 10-QSB for the fiscal quarter ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sanding Tao, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






May 20, 2005                     /s/ Sanding Tao
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                                 Sanding Tao, Chief Financial Officer